                                                                   EXHIBIT 10.53


                       THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is made and entered into as of August 9, 2000, by and among RADIOLOGIX, INC., formerly known as American Physician Partners, Inc., a Delaware corporation ("BORROWER"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent for Lenders pursuant to the Credit Agreement referred to below (the "AGENT"), and the other Lenders signatory hereto (each a "LENDER").

                               STATEMENT OF FACTS

         A. Borrower, the Lenders and the Agent are parties to that certain Credit Agreement, dated November 26, 1997, as amended by the First Amendment to Credit Agreement and Consent dated as of May 19, 1998, and the Second Amendment to Credit Agreement and Consent dated as of August 3, 1999 (the "CREDIT AGREEMENT"; capitalized terms used but not defined in this Amendment have the meanings given in the Credit Agreement, as amended by this Amendment), whereby the Lenders have made available certain revolving credit facilities to Borrower, subject to the terms and conditions contained in the Credit Agreement.

         B. Borrower, the Agent, and the Lenders desire to amend the Credit Agreement as set forth herein, subject to the terms and conditions contained in this Amendment.

                               STATEMENT OF TERMS

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the terms and conditions of this Amendment, including without limitation Section 5 hereof, the Credit Agreement is hereby amended as follows:

         (a) Section 1.3(b)(iv) is amended to read as follows:

             (iv) Commencing on March 31, 2001 (the "Amortization Commencement Date") and on the last business day of each Fiscal Quarter thereafter until the Commitment Termination Date, Borrower shall repay the Revolving Loan outstanding in quarterly installments equal to the lesser of: (x) the percentage of the aggregate principal amount of the Revolving Loan outstanding on the Amortization Commencement Date set forth opposite the period in which such fiscal quarter ends below and (y) the amount of Revolving Loan outstanding concurrent on the date of such installment:


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

                   PERIOD                             PERCENTAGE
                   ------                             ----------
               March 31, 2001                           7.50%
                  through
               March 30, 2003

               March 31, 2003                           10.0%
               and thereafter

         (b) The following new Section 1.3(b)(vi) is added:

             (vi) If at any time the aggregate cash balance of all accounts of all of the Credit Parties exceeds $9,000,000, Borrower shall immediately repay the outstanding Revolving Credit Advances by the amount of such excess.

         (c) Section 1.5(a) is amended by replacing the second chart contained therein with the following:


                                                       APPLICABLE MARGINS
                                      ---------------------------------------------------
                                      LEVEL I   LEVEL II   LEVEL III   LEVEL IV   LEVEL V
                                      -------   --------   ---------   --------   -------
            Applicable Revolver        1.25%      1.50%       1.75%      2.00%      2.25%
            Index Margin

            Applicable Revolver        2.25%      2.50%       2.75%      3.00%      3.25%
            LIBOR Margin

            Applicable L/C Margin      2.25%      2.50%       2.75%      3.00%      3.25%

         (d) Section 6.1(a) is amended by inserting, in the second sentence thereof, immediately after the phrase "Notwithstanding the foregoing clause
(y)," the phrase "but subject to Section 6.1(c),"; and

         (e) Section 6.1(b)(iii) is amended by inserting, prior to subclause (A) thereof, the phrase "Subject to Section 6.1(c)".

         (f) The following new Section 6.1(c) is added:


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

             Notwithstanding anything to the contrary in any portion of this
             Section 6.1 or any other provision of this Agreement, from and after the Third Amendment Effective Date, neither Borrower nor any Subsidiary shall, without the consent of all of the Lenders in their sole and absolute discretion, (i) form or acquire any Subsidiary, (ii) merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with or acquire, any Person (except that any Restricted Subsidiary may merge or consolidate with any other Restricted Subsidiary), (iii) create or acquire Stock in any Permitted Joint Venture, or (iv) make any Permitted Acquisition.

         (g) The following new Section 6.19 is added:

             6.19 Location of Assets. The aggregate value, as determined by the Lenders, of all assets owned by any Credit Party which are located on any premises not operated by a Credit Party shall not exceed $2,000,000 at any time.

         (h) The following new Section 6.20 is added:

             6.20 Capital Expenditures. Aggregate Capital Expenditures of all Credit Parties other than Capital Expenditures which are directly financed with the proceeds of Indebtedness permitted under Section 6.3(ix) shall not exceed $4,000,000 in any Fiscal Quarter.

         (i) Section 11.2(c) is amended by renumbering clause (vii) as clause
(viii), and by inserting the following new clause (vii): "(vii) amend or modify
Section 6.1;".

         (j) Annex A is amended to add the following new definitions in alphabetical order:

             "Days Sales Outstanding" shall mean, as to any Person, days sales outstanding of such Person calculated in accordance with historical practices of Borrower as disclosed in writing to the Lenders on the Third Amendment Effective Date.

             "Security Agreements" shall mean the Security Agreement, dated as of August 9, 2000, executed by each Subsidiary of Borrower, other than a Permitted Joint Venture or Permitted Joint Venture Holding Company, in favor of the Agent on behalf of itself and the Lenders (the "Security Agreement"), and any other security agreement entered into from time to time by any Credit Party in favor of the Agent on behalf of itself and the Lenders.

             "Third Amendment Effective Date" shall mean August 9, 2000.


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

         (k) Annex A is further amended by replacing the definitions of "Availability Termination Date", "Commitment Termination Date", and "Collateral Documents" with the following:

             "Availability Termination Date" shall mean the earlier of: (i) March 31, 2001, or (ii) the Commitment Termination Date.

             "Commitment Termination Date" shall mean the earliest of (a) November 26, 2003, (b) the date of termination of Lenders' obligations to make Advances and/or incur Letter of Credit Obligations or permit existing Loans to remain outstanding pursuant to Section 8.2(b), and (c) the date of indefeasible prepayment in full by Borrower of the Loans and the cancellation and return of all Letters of Credit or the cash collateralization (or stand-by guarantee) of all Letter of Credit Obligations pursuant to Annex B and the permanent reduction of the Revolving Loan Commitment and the Swing Line Commitment to zero dollars ($0), in accordance with the provisions of Section 1.3(a).

             "Collateral Documents" shall mean the Pledge Agreements, the Guaranties, the Security Agreements, and all similar agreements entered into guaranteeing payment of, or granting a Lien upon property as security for payment of, the Obligations.

         (l) Annex E is amended by replacing, in subsection (a) thereof, the date "September 30, 2000" with the date "March 31, 2001".

         (m) Annex E is further amended by adding the following new subsection
(f):

             (f) Maximum Days Sales Outstanding. Borrower and its Restricted Subsidiaries shall have Days Sales Outstanding, determined on an aggregate basis as of the last day of each Fiscal Quarter, of no greater than 82 days for such Fiscal Quarter.

         2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Agent and the Lenders that (a) this Amendment, the Confirmation of Guaranty attached hereto, and the Security Agreement have been duly authorized, executed and delivered by Borrower and each Credit Party signatory thereto, (b) no Default or Event of Default has occurred and is continuing as of this date, and (c) all of the representations and warranties made by Borrower or any Credit Party in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date or have changed based upon events expressly permitted by the Credit Agreement).

         3. RATIFICATION. Borrower hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and all other documents delivered by


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

Borrower in connection therewith (including without limitation the other Loan Documents to which Borrower is a party), effective as of the date hereof.

         4. ESTOPPEL. To induce the Agent and the Lenders to enter into this Amendment, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of Borrower or any Credit Party as against the Agent or any Lender with respect to the obligations of Borrower or such Credit Party to any of such parties under the Credit Agreement or the other Loan Documents, either with or without giving effect to this Amendment.

         5. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of August 9, 2000, subject to the following items, which in the case of documents to be delivered shall be in form and substance satisfactory to the Agent and the Lenders in their sole discretion:

            (i) the Agent shall have received this Amendment, duly executed, completed and delivered by the Agent, each of the Lenders, and Borrower, and the attached Confirmation of Guaranty, duly executed by each other Credit Party;

            (ii) Borrower shall have paid to the Agent, for the account of the Agent and the Lenders, the fees agreed to by Borrower in that certain letter between the Agent and Borrower related thereto and dated as of the date hereof;

            (iii) the Agent shall have received a duly executed certificate of the Chief Executive Officer and Vice President of Finance of Borrower, dated the date hereof, regarding such matters as the Agent may request; and

            (iv) the Agent shall have received such other certificates, documents and agreements, as the Agent may, in its sole discretion, request.

         6. POST-CLOSING CONDITIONS. As soon as practical after the date hereof, and in any event on or prior to the dates set forth below, Borrower shall cause the conditions set forth below to be fulfilled, and the failure of any Credit Party to fulfill any such condition shall be deemed an Event of Default for all purposes under the Credit Agreement:

         (a) on or prior to August 18, 2000, the Agent shall have received the Security Agreement duly executed, completed (except as expressly permitted therein) and delivered by the Agent and each Credit Party signatory thereto, in form and substance satisfactory to the Lenders;

         (b) on or before August 31, 2000:

            (i) each Credit Party shall have duly completed the Schedules to the Security Agreement, and such Schedules shall be satisfactory to the Lenders;

            (ii) the Agent shall have received evidence satisfactory to it that the Agent (for the benefit of itself and the Lenders) has a valid and perfected first priority


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

                  security interest in the Collateral, including (i) such documents duly executed by each Credit Party (including financing statements under the Code and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens) as the Agent may request in order to perfect its security interests in the Collateral and (ii) copies of Code search reports listing all effective financing statements that name Borrower or any Subsidiary as debtor, together with copies of such financing statements, none of which shall cover the Collateral, except for those relating to Permitted Encumbrances; and

            (iii) the Agent shall receive opinions of counsel of Haynes and
                  Boone, LLP, counsel to Borrower and the other Credit Parties (and, upon request of the Agent, opinions of local counsel as the Lenders may reasonably require) in form and substance satisfactory to the Lenders; and

         7. REIMBURSEMENT OF EXPENSES. Borrower hereby agrees that it shall reimburse the Agent and the Lenders on demand for all costs and expenses (including without limitation attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

         8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

         9. SEVERABILITY OF PROVISIONS. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Borrower hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

         11. ENTIRE AGREEMENT. The Credit Agreement as amended by this Agreement embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.



                  [Remainder of page intentionally left blank]


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

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.



                                       RADIOLOGIX, INC.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------



                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as Agent and Lender

Revolving Loan Commitment
(including a Swing Line
Commitment of $5,000,000):
$46,000,000                            By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------



                                       BANK ONE, N.A., as Lender

Revolving Loan Commitment:
$25,000,000                            By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------



                                       PARIBAS, as Lender

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

Revolving Loan Commitment:
$14,500,000                            By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


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

                                       CREDIT LYONNAIS NEW YORK BRANCH,
                                       as Lender

Revolving Loan Commitment:
$20,000,000                            By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------



                                       BANK OF AMERICA, N.A., as Lender

Revolving Loan Commitment:
$19,500,000                            By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------



                                       COOPERATIEVE CENTRALE RAIFFEISEN -
                                       BOERENLEENBANK B.A.
                                       "RABOBANK NEDERLAND," NEW YORK
                                       BRANCH, as Lender

Revolving Loan Commitment:
$15,000,000                            By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------



                                       FLEET CAPITAL  CORPORATION, as Lender

Revolving Loan Commitment:
$20,000,000                            By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


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

                            CONFIRMATION OF GUARANTY


         Each of the undersigned Guarantors hereby acknowledges, consents and agrees to the terms of the foregoing Third Amendment to Credit Agreement and Consent and agrees and confirms that its obligations under the Guaranty to which it is a party will continue in full force and effect and extend to all Obligations now outstanding or hereafter incurred pursuant to the terms of the Credit Agreement as amended and modified hereby.

         This 9th day of August, 2000.


                                       ADVANCED IMAGING PARTNERS, INC.
                                       ADVANCED RADIOLOGY, LLC
                                       COMMUNITY IMAGING PARTNERS, INC.
                                       IDE IMAGING PARTNERS, INC.
                                       M&S IMAGING PARTNERS, INC.
                                       M&S IMAGING PARTNERS, L.P.
                                       By: M&S IMAGING PARTNERS, INC.,
                                           as General Partner
                                       MID ROCKLAND IMAGING
                                         PARTNERS, INC.
                                       PACIFIC IMAGING PARTNERS, INC.
                                       QUESTAR IMAGING, INC.
                                       QUESTAR ATLANTA, INC.
                                       QUESTAR CLEVELAND, INC.
                                       QUESTAR COLUMBUS, INC.
                                       QUESTAR DES PLAINES, INC.
                                       QUESTAR DULUTH, INC.
                                       QUESTAR HENDERSON, INC.
                                       QUESTAR H F M C, INC.
                                       QUESTAR KANSAS, INC.
                                       QUESTAR IMAGING MB, INC.
                                       QUESTAR LINCOLN, INC.
                                       QUESTAR LOS ALAMITOS, INC.
                                       QUESTAR LOWER BUCKS, INC.
                                       QUESTAR MT. LAUREL, INC.
                                       QUESTAR NAPERVILLE, INC.
                                       QUESTAR NORTH GEORGIA, INC.
                                       QUESTAR ORLANDO, INC.
                                       QUESTAR PALM SPRINGS, INC.
                                       QUESTAR PHILADELPHIA, INC.
                                       QUESTAR PVH, INC.
                                       QUESTAR QUAKERTOWN, INC.
                                       QUESTAR SAN FRANCISCO, INC.

                                       QUESTAR SOUTH CHICAGO, INC.
                                       QUESTAR TAMPA, INC.
                                       QUESTAR TOLEDO, INC.
                                       QUESTAR TREASURE COAST, INC.
                                       QUESTAR TRISTATES, INC.
                                       QUESTAR TUCSON, INC.
                                       QUESTAR VICTORVILLE, INC.
                                       QUESTAR WEST PALM, INC.
                                       RADIOLOGY AND NUCLEAR MEDICINE
                                         IMAGING PARTNERS, INC.
                                       TOTAL IMAGING PARTNERS, INC.
                                       TREASURE COAST IMAGING PARTNERS, INC.
                                       VALLEY IMAGING PARTNERS, INC.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------



                                       M&S IMAGING INVESTMENTS, INC.

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

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